EXHIBIT 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Mark D. Millett, certify that:

1.    I have reviewed this quarterly report for the period ended June 30, 2020, on Form 10-Q/A Amendment No. 1 of Steel Dynamics, Inc.;

2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Mark D. Millett
Mark D. Millett
Chief Executive Officer
(Principal Executive Officer)
August 11, 2020